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                                                                  EXHIBIT 10.36



                                                                [Execution Copy]




April 30, 1999

Mr. Akira Kondoh
Managing Director
The Sumitomo Bank, Ltd.
3-2, Marunouchi 1-chome
Chiyoda-ku, Tokyo 100-8201

Mr. Ryuzo Kodama
Director
Head of Americas Division
The Sumitomo Bank, Limited
277 Park Avenue
New York, NY 10172

Dear Mr. Kondoh and Mr. Kodama:

         This letter (this "Letter Agreement") sets forth the agreement among The Sumitomo Bank, Limited ("Sumitomo"), Sumitomo Bank Capital Markets, Inc. ("SBCM"), The Goldman Sachs Group, L.P. ("GS Group"), The Goldman Sachs Group, Inc. ("GS Inc.") and Goldman, Sachs & Co. ("GS&Co.") with respect to certain matters, and amends and supplements the Letter Agreement among Sumitomo, SBCM, GS Group and GS&Co. dated March 15, 1999 (the "SBCM Letter Agreement").

         Reference is made to the Memorandum of Agreement of GS Group, as amended and restated as of November 28, 1998 (the "GS Group Partnership Agreement") and to (i) the Amended and Restated Subscription Agreement, dated as of March 28, 1989 (the "Subscription Agreement"), among Sumitomo, SBCM (together with Sumitomo, the "Sumitomo Group"), GS&Co. and GS Group and (ii) the Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement"), dated as of March 28, 1989, among Sumitomo, SBCM, GS&Co. and GS Group. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed thereto in the SBCM Letter Agreement. This Letter Agreement shall be a modification of and an amendment to the SBCM Letter Agreement, the Subscription Agreement and the Registration Rights Agreement to the extent set forth herein.

         The parties hereby agree as follows:
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The Sumitomo Bank, Ltd.
April 30, 1999
Page 2

                  1. Common Stock to be Sold by SBCM. In the SBCM Letter Agreement, SBCM agreed that, if requested by GS Inc., it would sell 9,000,000 shares of Common Stock in a secondary offering as a part of the IPO. The parties hereto agree that the indemnification and contribution provisions contained in the Registration Rights Agreement shall be applicable to any sale of such shares of Common Stock in the secondary offering as part of the IPO on the same terms and conditions as are applicable to piggy-back registrations pursuant to Section 5(b) of the Registration Rights Agreement.

                  2. Cooperation in Respect of Filings under Sections 13(d) and 16(a) of the Exchange Act. Sumitomo, SBCM and GS Inc. each hereby agree to furnish information to each other and to Kamehameha Activities Association ("KAA") to permit each of SBCM, KAA and the parties to the Shareholders' Agreement to be entered into among the PLPs in connection with the Plan to satisfy their obligations to file statements containing the information required by Schedule 13D under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in accordance with Rule 13d-1 under the Exchange Act, and to file statements of beneficial ownership under Section 16(a) of the Exchange Act. GS Inc. hereby agrees to obtain similar undertakings from KAA for the benefit of Sumitomo, SBCM, GS Inc. and the parties to the foregoing Shareholders' Agreement.

                  3. Legends on Certificates. Section 10(c) of the Subscription Agreement sets forth the legend that certificates representing Common Stock shall bear and provides that Sumitomo and GS Group may agree to another form of legend. Sumitomo and GS Group hereby agree that shares of Common Stock issued in connection with the consummation of the Plan (other than, if requested by GS Inc., the 9,000,000 shares of Common Stock to be sold in the secondary offering as part of the IPO) and thereafter, unless otherwise agreed by GS Inc. and SBCM, shall bear the following legends:

                  (i) Legend for Nonvoting Common Stock:

                  THE SHARES OF NONVOTING COMMON STOCK REPRESENTED BY THIS CERTIFICATE (THE "SHARES") ARE NOT TRANSFERABLE AND ARE SUBJECT TO THE PROVISIONS OF A LETTER AGREEMENT, DATED AS OF MARCH 15, 1999 (AS
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April 30, 1999
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                  AMENDED, THE "LETTER AGREEMENT"), AMONG THE SUMITOMO BANK,
                  LIMITED ("SUMITOMO"), SUMITOMO BANK CAPITAL MARKETS, INC. ("SBCM"), GOLDMAN, SACHS & CO. AND THE GOLDMAN SACHS GROUP, INC. (AS SUCCESSOR TO THE GOLDMAN SACHS GROUP, L.P. ("GSLP")) (THE "CORPORATION") AND AN AMENDED AND RESTATED SUBSCRIPTION AGREEMENT, DATED AS OF MARCH 28, 1989, AMONG SUMITOMO, SBCM, GOLDMAN, SACHS & CO. AND THE CORPORATION (AS SUCCESSOR TO
                  GSLP), COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION. THE SHARES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR OTHER SECURITIES LAWS. THE SHARES MAY BE REGISTERED ONLY IN THE NAME OF SBCM OR OF THE CHASE MANHATTAN BANK OR ITS NOMINEE AS CUSTODIAN FOR SBCM.

                  ANY HEDGING TRANSACTIONS UNDERTAKEN IN RELATION TO THE SHARES MUST COMPLY WITH THE HEDGING RESTRICTIONS SET FORTH IN THE LETTER AGREEMENT.

                  (ii)     Legend for Common Stock:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, EXCHANGED, TRANSFERRED, ASSIGNED, PLEDGED, PARTICIPATED, HYPOTHECATED OR OTHERWISE DISPOSED OF (EACH, A "TRANSFER") EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IF APPLICABLE, SUCH OTHER SECURITIES LAWS AND FOLLOWING RECEIPT BY THE GOLDMAN SACHS GROUP, INC. (THE "CORPORATION") OF A LEGAL OPINION IN FORM AND SUBSTANCE SATISFACTORY TO IT THAT SUCH TRANSFER IS PERMITTED.

                  THE SHARES ARE SUBJECT TO THE PROVISIONS OF A LETTER AGREEMENT, DATED AS OF MARCH 15, 1999 (AS AMENDED, THE "LETTER AGREEMENT"), AMONG THE SUMITOMO BANK,
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April 30, 1999
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                  LIMITED ("SUMITOMO"), SUMITOMO BANK CAPITAL MARKETS, INC.
                  ("SBCM") AND THE CORPORATION (AS SUCCESSOR TO THE GOLDMAN SACHS GROUP, L.P. ("GSLP")) AND AN AMENDED AND RESTATED SUBSCRIPTION AGREEMENT, DATED AS OF MARCH 28, 1989, AMONG SUMITOMO, SBCM, GOLDMAN, SACHS & CO. AND THE CORPORATION (AS SUCCESSOR TO GSLP), COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION AND WHICH, AMONG OTHER MATTERS, PLACE RESTRICTIONS ON THE DISPOSITION OF THE SHARES. THE SHARES MAY BE SOLD, EXCHANGED, TRANSFERRED, ASSIGNED, PLEDGED, PARTICIPATED, HYPOTHECATED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE THEREWITH. THE SHARES MAY BE REGISTERED ONLY IN THE NAME OF SBCM OR OF THE CHASE MANHATTAN BANK OR ITS NOMINEE AS CUSTODIAN FOR SBCM.

                  ANY HEDGING TRANSACTIONS UNDERTAKEN IN RELATION TO THE SHARES MUST COMPLY WITH THE HEDGING RESTRICTIONS SET FORTH IN THE LETTER AGREEMENT.

                  THE SHARES MAY NOT BE VOTED IN A MANNER INCONSISTENT WITH THE VOTING AGREEMENT, DATED AS OF APRIL 30, 1999, AMONG SUMITOMO, SBCM AND THE CORPORATION.

                  4. Agreements Otherwise Unimpaired. Except as expressly provided in this Letter Agreement and the Plan, the Subscription Agreement, the Registration Rights Agreement, the SBCM Letter Agreement and any other agreements between or among the parties to this Letter Agreement shall not be modified, impaired or affected by the execution and delivery of this Letter Agreement.

                  5. Successors and Assigns. This Letter Agreement will be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto (including, with respect to GS Group, GS Inc.).
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April 30, 1999
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                  6. Governing Law. This Letter Agreement is being entered into and is intended to be performed in the State of New York and will be construed and enforced in accordance with and governed by the laws of the State of New York.

                  7. Counterparts. This Letter Agreement may be executed simultaneously in several counterparts, each of which is an original, but all of which together shall constitute one instrument.
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The Sumitomo Bank, Ltd.
April 30, 1999
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                  Please indicate your agreement to the terms of this letter by signing in the space provided below.

                                             THE GOLDMAN SACHS GROUP, L.P.
                                             By The Goldman Sachs Corporation


                                             By: /s/ Robert J. Katz
                                                 ------------------------
                                                 Robert J. Katz
                                                 Executive Vice President



                                             THE GOLDMAN SACHS GROUP, INC.


                                             By:  /s/ Robert J. Katz
                                                  ------------------------
                                                  Robert J. Katz
                                                  Executive Vice President



                                             GOLDMAN SACHS & CO.
                                             By The Goldman, Sachs & Co. L.L.C.


                                             By:  /s/ Robert J. Katz
                                                  ------------------------
                                                  Robert J. Katz
                                                  Executive Vice President




Accepted and Agreed to as
of the date first above
written:

THE SUMITOMO BANK, LIMITED


By:  /s/ Ryuzo Kodama
     ------------------------
     Ryuzo Kodama
     Director and Head of the Americas Division



SUMITOMO BANK CAPITAL MARKETS, INC.


By:  /s/ Natsuo Okada
     ------------------------
     Natsuo Okada
     President